Exhibit 99.1

CHARLES & COLVARD ANNOUNCES POSITIVE PRELIMINARY
FOURTH QUARTER 2017 RESULTS AND HIGHLIGHTS

2018 STRATEGIC OBJECTIVES

- Generated Significant Net Sales Growth in Q4 2017 over Prior Year Quarter -

- Achieved Profitability in Q4 2017 -

- 2018 to Build on Success in Driving Growth through Branding and Omni-channel Initiatives -

- Strategic Corporate Change Shifts Fiscal Year End to June 30 -
- Q4 and Full Year 2017 Conference Call Scheduled for March 8, 2018 at 4:30 PM EST -

RESEARCH TRIANGLE PARK, NC – February 1, 2018 – Charles & Colvard, Ltd. (NASDAQ: CTHR) (the “Company”), the original and leading worldwide source of created moissanite, provided preliminary fourth quarter 2017 results, highlighted strategic objectives and announced recent actions by its Board of Directors related to fiscal year timing and executive compensation.

The Company estimates net sales for the fourth quarter 2017 to be in the range of $8.2 million to $8.5 million, as compared to $6.0 million in the fourth quarter of 2016, and positive net income and earnings per share in the fourth quarter 2017.

Suzanne Miglucci, President and CEO of the Company, said, “Over the past year, we have made significant progress on our key initiatives, including building a direct-to-consumer business by amplifying our marketing outreach and targeting millennials; intensifying our omni-channel sales effort and applying our e-commerce initiatives to new channels; expanding our jewelry line and Forever OneTM gemstone products; and evolving our customer experience.”

“Our Q4 2017 performance is indicative of the level of momentum we’re seeing since the re-launch of our brand and validates several factors – that we’ve engaged our target audience, they’re comfortable shopping online for moissanite products, and we’ve successfully established the consumer brand we promised when we embarked on this journey. We look forward to providing further detail on our recent performance and upcoming plans during our fourth quarter and full year 2017 investor conference call scheduled on March 8, 2018,” Ms. Miglucci commented.

“As we springboard from the great momentum created in 2017, we are focusing our efforts to grow the business as a premier, global jewelry brand through the following four strategic objectives,” Ms. Miglucci concluded.

2018 Strategic Objectives

•	Drive organic revenue growth in the U.S. and maintain attractive margins. We plan to continue engaging our target customers through creative and progressive marketing campaigns, and we will leverage technology to ensure efficiencies in our marketing, sales and customer service functions.

•	Expand our gemstone and jewelry offerings to serve a broad range of customers. We plan to continue innovating our moissanite gemstone offerings and further enhance our jewelry offerings to include unique, curated collections and new styles at multiple price points that will appeal to a broad audience.

•	Target the global market opportunity through continued brand building, focused channel expansion and world-class customer service. We plan to diversify and expand our global customer base in a low-risk manner by introducing our brand in select markets via cross-border trade initiatives and through established marketplaces.

•	Balance growth-oriented investments to generate sustainable earnings improvement. We plan to maintain financial flexibility and use data-driven business decisions to balance investments in future growth with consistent near-term financial performance.

Change in Fiscal Year

The Board of Directors approved a change in the Company’s fiscal year from a fiscal year beginning on January 1 and ending on December 31 of each year to a fiscal year beginning on July 1 and ending on June 30 of each year. This change enables the management team to shift its annual planning and budgeting process away from the holiday season, so the focus during that time is on revenue-generating opportunities with customers. The Company plans to file a transition report on Form 10-KT with the Securities and Exchange Commission (the “SEC”) for the six-month transition period from January 1, 2018 to June 30, 2018.

In connection with the change in the Company’s fiscal year, the Company’s 2018 annual meeting of shareholders (the “Annual Meeting”) will be held in November 2018 instead of May 2018. Upon setting the date of the Annual Meeting, the Company will disclose the new advance notice and shareholder proposal deadlines in accordance with SEC Rule 14a-5(f).

Executive Compensation

The Compensation Committee of the Board of Directors reviewed 2017 corporate performance, determined achievement levels of 2017 performance goals and modified executive stock awards accordingly. The Compensation Committee also approved the 2018 senior management equity incentive program. These actions were reported on Form 4s filed with the SEC, which show the modification of 2017 equity awards as “Disposed” shares (cancelled, not sold) and the award of potential 2018 equity incentive awards as “Acquired” shares (granted, not vested).

Cautionary Statement Regarding Preliminary Results for the Fourth Quarter of 2017

The estimated fourth quarter 2017 results are derived from preliminary internal financial reports and are preliminary, unaudited, and subject to revision based on the Company’s financial closing procedures and controls associated with the completion of its year-end financial reporting, including all customary reviews and approvals, and completion by the Company’s independent registered public accounting firm of its audit of such financial statements for the year ended December 31, 2017. Accordingly, actual final results for 2017 may differ from these preliminary results, whether due to adjustments and other developments that may arise between the issuance of this press release and the issuance of the final audited results for the fiscal year ended December 31, 2017 or otherwise, and such differences may be material. These preliminary results should not be viewed as a substitute for full financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and are not necessarily indicative of the results to be achieved for any future period. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary results.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd., based in the Research Triangle Park area of North Carolina, is the original creator and leading source of Forever One™, Forever Brilliant® and Forever Classic™ moissanite gemstones for fine jewelry. Moissanite is unique, available in three color grades (colorless, near-colorless and faint color) and produced from silicon carbide (SiC) crystals. Charles & Colvard Created Moissanite® is sold with a Limited Lifetime Warranty to wholesale distributors, manufacturers, retailers, TV shopping networks, and designers as loose stones or set in a wide variety of quality metal setting options. Charles & Colvard, Ltd. also sells direct to consumers through its wholly owned operating subsidiary, charlesandcolvard.com, LLC and through third-party marketplaces. Charles & Colvard, Ltd.’s common stock is listed on the NASDAQ Capital Market under the symbol “CTHR.” For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on consumer awareness, acceptance, and growth of sales of our products resulting from our strategic initiatives; dependence on a limited number of customers; the impact of the execution of our business plans on our liquidity; our ability to fulfill orders on a timely basis; the financial condition of our major customers and their willingness and ability to market our products; dependence on our exclusive supply agreement with Cree, Inc. for the sole supply of the raw material; intense competition in the worldwide jewelry industry; our ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC; our current customers’ potential perception of us as a competitor in the finished jewelry business; quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; general economic and market conditions, including the current economic environment; risks of conducting business in foreign countries; the impact of natural disasters on our operations; the pricing of precious metals, which is beyond our control; the potential impact of seasonality on our business; our ability to protect our intellectual property; the risk of a failure of our information technology infrastructure to protect confidential information and prevent security breaches; the impact of significant changes in e-commerce opportunities, technology, or models; the impact on our brand and reputation of negative or inaccurate information on social media; the failure to evaluate and integrate strategic opportunities; possible adverse effects of governmental regulation and oversight; and the impact of anti-takeover provisions included in our charter documents, in addition to the other risks and uncertainties described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:

Clint J. Pete

Chief Financial Officer

919-468-0399

cpete@charlesandcolvard.com

Investor Relations:

Jenny Kobin

919-423-4799

Jenny.Kobin@IRAdvisory.com